SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  August 1, 2000


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        Delaware                    0-22624                   05-0473908
        Delaware                    1-11432                   05-0475617
        Delaware                    1-11436                   22-3182164
----------------------------     ------------             -------------------
(State or other jurisdiction     (Commission              (IRS Employer
of incorporation)                File Number)             Identification No.)


1000 Columbia Avenue, Linwood, PA                              19061
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (610) 859-3000




                                       N/A
     (Former name or former address, if changed since last report)



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Item 5.     Other Events.

On August 1, 2000, Foamex International Inc. (the "Company") issued a press release announcing that the Company had reached agreements in principle to settle all lawsuits brought by stockholders of the Company during the past two years in Delaware state court and federal court of New York City.

The press release concerning this announcement is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

      (c)  Exhibits.

       Exhibit        Description

         99 Press release of Foamex International Inc., dated August 1, 2000

                                   Signatures



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 4, 2000

                                    FOAMEX INTERNATIONAL INC.


                                      /s/ John G. Johnson, Jr.
                                    -------------------------------
                                    Name:  John G. Johnson, Jr.
                                    Title: President and Chief
                                           Executive Officer


                                    FOAMEX L.P.

                                    BY FMXI, INC.
                                      its Managing General Partner


                                      /s/ George L. Karpinski
                                    -------------------------------
                                    Name:  George L. Karpinski
                                    Title: Vice President


                                    FOAMEX CAPITAL CORPORATION


                                      /s/ George L. Karpinski
                                    -------------------------------
                                    Name:  George L. Karpinski
                                    Title: Vice President